                                   SUPPLEMENT
                            DATED SEPTEMBER 9, 2005
              TO THE HARTFORD HLS FUNDS CLASS IB SHARES PROSPECTUS
                              (NATIONS EVERGREEN)
                               DATED MAY 1, 2005

The Prospectus is revised as follows:

1.  FEE WAIVER

     At the most recent Board of Directors meeting held on August 2-3, 2005, HL Investment Advisors, LLC, the funds' investment manager, voluntarily agreed to reduce the management fee for Hartford Advisers HLS Fund. Accordingly, the following changes are being made to the Prospectus:

     HARTFORD ADVISERS HLS FUND

     i.) Effective November 1, 2005, under the heading "Hartford Advisers HLS
         Fund, Your Expenses", on page 5 of the Prospectus, the Shareholder Fees and Annual Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted and replaced with the following:

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                                    CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering
  price                                                       Not applicable
Maximum deferred sales charge (load)                          Not applicable
Exchange fees                                                           None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
Management fees(1)                                                     0.60%
Distribution and service (12b-1) fees                                  0.25%
Other expenses                                                         0.04%
Total operating expenses                                               0.89%

(1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                                       CLASS IB
(with or without redemption)
Year 1                                                          $   91
Year 3                                                          $  284
Year 5                                                          $  493
Year 10                                                         $1,096

     ii.) As of November 1, 2005, under the heading "Management Fees" on page 34 of the Prospectus, footnote 1 is deleted and replaced with the following:

        (1) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.63% to 0.60%.

--------------------------------------------------------------------------------

2. ADDITIONAL BREAKPOINTS FOR CERTAIN FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT COMPANY

     As of November 1, 2005, breakpoints have been added to the management fee schedules for MONEY MARKET HLS FUND AND TOTAL RETURN BOND HLS FUND. Accordingly, effective November 1, 2005, the fee schedules for each of the funds listed on page 34 of the Prospectus, under the heading "Management Fees", are deleted and replaced with the following:

MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
------------------------                                       -----------
First $2 Billion                                                  0.450%
Next $3 Billion                                                   0.400%
Next $5 Billion                                                   0.380%
Amount over $10 Billion                                           0.370%

STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
------------------------                                       -----------
First $250,000,000                                                0.525%
Next $250,000,000                                                 0.500%
Next $500,000,000                                                 0.475%
Amount over $1 Billion                                            0.450%

TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
------------------------                                       -----------
First $250,000,000                                                0.525%
Next $250,000,000                                                 0.500%
Next $500,000,000                                                 0.475%
Next $4 Billion                                                   0.450%
Next $5 Billion                                                   0.430%
Amount over $10 Billion                                           0.420%

ADVISERS HLS FUND

AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
------------------------                                       -----------
First $250,000,000                                                0.680%
Next $250,000,000                                                 0.655%
Next $500,000,000                                                 0.645%
Amount over $1 Billion                                            0.595%

CAPITAL APPRECIATION HLS FUND, DIVIDEND AND GROWTH HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND AND SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
------------------------                                       -----------
First $250,000,000                                                0.775%
Next $250,000,000                                                 0.725%
Next $500,000,000                                                 0.675%
Amount over $1 Billion                                            0.625%

--------------------------------------------------------------------------------

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

                                        3